UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

April 1, 2013

Date of Report

(Date of earliest event reported)

GENWORTH HOLDINGS, INC.

(formerly known as Genworth Financial, Inc.)

(Exact name of registrant as specified in its charter)

Delaware	333-182093-01	33-1073076
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

6620 West Broad Street, Richmond, VA	23230
(Address of principal executive offices)	(Zip Code)

(804) 281-6000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

As disclosed below, on April 1, 2013 (pursuant to a previously announced plan to implement a holding company reorganization), Genworth Financial, Inc., a Delaware corporation (formerly named Sub XLVI, Inc., and referred to herein as “Genworth”), became the successor issuer to Genworth Holdings, Inc., a Delaware corporation (formerly named Genworth Financial, Inc., and referred to herein as “Old Genworth”).

Item 1.01.	Entry into a Material Definitive Agreement.

Adoption of Plan of Merger and Consummation of Holding Company Reorganization

On April 1, 2013, Old Genworth completed its previously announced holding company reorganization (the “Reorganization”) pursuant to which Old Genworth became a direct, wholly-owned subsidiary of a new public holding company, Genworth. To implement the Reorganization, Old Genworth formed Genworth and Genworth, in turn, formed Sub XLII, Inc. (“Merger Sub”). The holding company structure was implemented pursuant to Section 251(g) of the General Corporation Law of the State of Delaware (“DGCL”) by the merger of Merger Sub with and into Old Genworth (the “Merger”) pursuant to the Agreement and Plan of Merger, dated as of April 1, 2013, among Old Genworth, Genworth and Merger Sub (the “Merger Agreement”). Old Genworth survived the Merger as a direct, wholly-owned subsidiary of Genworth and each share of Old Genworth Class A Common Stock, par value $0.001 per share (“Old Genworth Class A Common Stock”), issued and outstanding immediately prior to the Merger and each share of Old Genworth Class A Common Stock held in the treasury of Old Genworth immediately prior to the Merger converted into one issued and outstanding or treasury, as applicable, share of Genworth Class A Common Stock, par value $0.001 per share (“Genworth Class A Common Stock”), having the same designations, rights, powers and preferences and the qualifications, limitations and restrictions as the Old Genworth Class A Common Stock being converted.

The conversion of Old Genworth Class A Common Stock in connection with the Merger occurred without an exchange of stock certificates. Accordingly, stock certificates previously representing shares of Old Genworth Class A Common Stock represent the same number of shares of Genworth Class A Common Stock after the Merger. Immediately after the consummation of the Merger, Genworth had the same authorized, outstanding and treasury capital stock as Old Genworth immediately prior to the Merger. Each share of Genworth common stock outstanding immediately prior to the Merger was cancelled. Old Genworth’s stockholders will not recognize any gain or loss for U.S. federal income tax purposes upon the conversion of their shares of Old Genworth’s Class A Common Stock in connection with the Merger.

Pursuant to Section 251(g) of the DGCL, the Merger did not require a vote of the stockholders of Old Genworth. Effective upon the consummation of the Merger, Genworth adopted an amended and restated certificate of incorporation and amended and restated bylaws that are identical to those of Old Genworth immediately prior to the consummation of the Merger (other than provisions regarding certain technical matters, as permitted by Section 251(g)). Genworth’s directors and executive officers immediately after the consummation of the Merger were the same as the directors and executive officers of Old Genworth immediately prior to the consummation of the Merger. Immediately after the consummation of the Merger, Genworth had, on a consolidated basis, the same assets, businesses and operations as Old Genworth had immediately prior to the consummation of the Merger.

Effective upon the consummation of the Merger, Genworth Class A Common Stock was listed on the New York Stock Exchange, and trades on an uninterrupted basis under the same trading symbol (“GNW”) and with the same CUSIP (#37247D106) as was applicable to Old Genworth.

As a result of the Merger, Genworth became the successor issuer to Old Genworth pursuant to Rule 414 under the Securities Act of 1933, as amended (the “Securities Act”) and Rule 12g-3(a) of the Exchange Act of 1934, as amended. In connection with the Merger, the company historically known as “Genworth Financial, Inc.” changed its name to Genworth Holdings, Inc. and the new parent holding company (initially named Sub XLVI, Inc.) changed its name to Genworth Financial, Inc.

In connection with the Merger, on April 1, 2013, Genworth also entered into an Assignment and Assumption Agreement (the “Assignment and Assumption Agreement”) with Old Genworth pursuant to which Genworth assumed all of Old Genworth’s rights and obligations under all of its employee benefit plans, agreements and arrangements, equity incentive plans and subplans and related agreements, including obligations with respect to the outstanding shares and deferred compensation obligations for distribution pursuant to the 2012 Genworth Financial, Inc. Omnibus Incentive Plan, the 2004 Genworth Financial, Inc. Omnibus Incentive Plan, the Genworth Financial, Inc. Retirement and Savings Plan and the Genworth Financial, Inc. Deferred Compensation Plan (the “Compensation Plans”). Named executive officers and other officers of Old Genworth prior to the consummation of the Merger participate in certain of these plans, agreements and arrangements. In accordance with Rule 414 under the Securities Act, on April 1, 2013, Genworth also filed post-effective amendments to each of the Old Genworth registration statements on Form S-8 (File Nos. 333-181607, 333-168961, 333-127474 and 333-115825) (collectively, the “Form S-8 Registration Statements”) to adopt the Form S-8 Registration Statements pursuant to Rule 414. The outstanding stock options, stock appreciation rights, stock units or other rights to receive Old Genworth Class A Common Stock under the Compensation Plans converted into stock options, stock appreciation rights, stock units or other rights for the same number of shares of Genworth Class A Common Stock, with the same rights and conditions as such awards had prior to the Merger.

On April 1, 2013, Genworth also filed a post-effective amendment to Old Genworth’s registration statement on Form S-3 (File No. 333-182093) (the “2012 Form S-3 Registration Statement”) to adopt the 2012 Form S-3 Registration Statement pursuant to Rule 414 and to add Old Genworth as a registrant thereunder, and also to add Old Genworth’s debt securities and Genworth’s guarantee of those debt securities as additional securities that may be issued under the 2012 Form S-3 Registration Statement. The 2012 Form S-3 Registration Statement also covers debt securities, common stock, preferred stock, warrants, rights and units that may be issued by Genworth in the future.

The foregoing descriptions of the Merger Agreement and the Assignment and Assumption Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Merger Agreement and the Assignment and Assumption Agreement, which are filed as Exhibits 2.1 and 10.1 hereto, respectively, and each of which is incorporated by reference herein.

The foregoing descriptions of the Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws of Genworth do not purport to be complete and are qualified in their entirety by reference to the full text of the Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws, which are filed as Exhibits 3.1 and 3.2 to Genworth’s Current Report on Form 8-K, filed on April 1, 2013.

Supplemental Indentures

Under an indenture (the “Base Senior Indenture” and as supplemented and amended, the “Senior Notes Indenture”), dated as of June 15, 2004, between Old Genworth and JPMorgan Chase Bank, as succeeded by The Bank of New York Mellon Trust Company, N.A., as indenture trustee (the “Senior Indenture Trustee”), Old Genworth has eight series of senior notes outstanding, with an aggregate principal amount outstanding of $3.6 billion as of December 31, 2012 (collectively, the “Senior Notes”). In addition, under an indenture (the “Base Subordinated Indenture” and as supplemented and amended, the “Subordinated Notes Indenture”), dated as of November 14, 2006, between Old Genworth and The Bank of New York Trust Company, N.A., now known as The Bank of New York Mellon Trust Company, N.A., as indenture trustee (the “Subordinated Notes Trustee”), Old Genworth has one series of subordinated notes outstanding, with an aggregate principal amount outstanding of $600 million as of December 31, 2012 (the “Subordinated Notes”). The Senior Notes and the Subordinated Notes were issued under a Form S-1 registration statement (File No. 333-116069) or Form S-3 registration statements (File Nos. 333-125419, 333-138437 and 333-161562), as applicable.

Immediately following the consummation of the Merger, on April 1, 2013, (a) Genworth, Old Genworth and the Senior Notes Trustee entered into Supplemental Indenture No. 9 to the Senior Notes Indenture that provides a full and unconditional guarantee by Genworth to the Senior Notes Trustee and the holders of the Senior Notes, on an unsecured unsubordinated basis, of the full and punctual payment of the principal of, premium, if any, and interest on, and all other amounts payable under, each outstanding series of Senior Notes, and the full and punctual payment of all other amounts payable by Old Genworth under the Senior Notes Indenture in respect of such Senior Notes and (b) Genworth, Old Genworth and the Subordinated Notes Trustee entered into the Second Supplemental Indenture to the Subordinated Notes Indenture that provides a full and unconditional guarantee by Genworth to the Subordinated Notes Trustee and the holders of the Subordinated Notes, on an unsecured subordinated basis, of the full and punctual payment of the principal of, premium, if any, and interest on, and all other amounts payable under, the outstanding Subordinated Notes, and the full and punctual payment of all other amounts payable by Old Genworth under such Subordinated Notes Indenture in respect of the Subordinated Notes. Genworth’s guarantee of the Subordinated Notes is subordinated and junior in right of payment to the prior payment of all Genworth senior indebtedness on the same basis as the Subordinated Notes are subordinated and junior in right of payment to the prior payment of all Old Genworth senior indebtedness.

The foregoing description of the Base Senior Indenture does not purport to be complete and is qualified in its entirety by reference to the full text of the Base Senior Indenture, which is filed as Exhibit 4.10 to Old Genworth’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004, filed on March 1, 2005, and to the full text of Supplemental Indenture No. 9, which is filed as Exhibit 4.1 hereto. The foregoing description of the Base Subordinated Indenture does not purport to be complete and is qualified in its entirety by reference to the full text of the Base Subordinated Indenture, which is filed as Exhibit 4.1 to Old Genworth’s Current Report on Form 8-K, filed on November 14, 2006, and to the full text of the Second Supplemental Indenture, which is filed as Exhibit 4.2 hereto. Each of Supplemental Indenture No. 9 and the Second Supplemental Indenture is incorporated by reference herein.

Genworth Canada

On July 7, 2009, in connection with the initial public offering (the “Offering”) of the common shares of Genworth MI Canada Inc. (“Genworth Canada”), Old Genworth, Genworth Canada, Genworth Financial Mortgage Insurance Company Canada (“Genworth Mortgage Insurance Canada”) and Brookfield Life Assurance Company Limited (“Brookfield Life”) entered into a master agreement (the “Master Agreement”), which provided the overall framework for the Offering and Old Genworth’s reduced ownership interest in Genworth Canada. Concurrently with the closing of the Offering, Old Genworth, Brookfield Life and Genworth Canada also entered into a shareholder agreement (the “Shareholder Agreement”) (and other affiliates of Genworth later became parties to the Shareholder Agreement).

On April 1, 2013, in connection with the Reorganization, Genworth Canada, Brookfield Life, Old Genworth, Genworth Mortgage Insurance Canada and Genworth entered into an amendment to the Master Agreement (“Amendment No. 1 to the Master Agreement”), pursuant to which, among other things, (a) Genworth agreed to be subject to the same restrictive covenants as Old Genworth and (b) Genworth guaranteed and agreed to be jointly and severally liable with Old Genworth for the performance of all of Old Genworth’s obligations arising under or relating to the Master Agreement.

On April 1, 2013, in connection with the Reorganization, Genworth Canada, Brookfield Life, Old Genworth, Genworth Mortgage Holdings LLC, Genworth Mortgage Insurance Corporation, Genworth Mortgage Insurance Corporation of North Carolina, Genworth Financial International Holdings, Inc., Genworth Residential Mortgage Assurance Corporation and Genworth entered into an amending agreement to the Shareholder Agreement (the “Amending Agreement”), pursuant to which, among other things, (a) Genworth obtained the right to receive the same financial and other information as Old Genworth with respect to Genworth Canada and (b) Genworth guaranteed and agreed to be jointly and severally liable with Old Genworth for the performance of all of Old Genworth’s obligations arising under or relating to the Shareholder Agreement. The Shareholder Agreement provides Old Genworth with various corporate governance, preemptive and other rights with respect to Genworth Canada based on the level of its beneficial ownership of Genworth Canada. The Amending Agreement generally provides that (i) so long as Old Genworth is a subsidiary of Genworth, Old Genworth shall be deemed to beneficially own shares of Genworth Canada which are beneficially owned by Genworth and by the direct or indirect subsidiaries of Genworth and (ii) if Old Genworth is not a subsidiary of Genworth, Old Genworth shall be deemed to beneficially own only shares of Genworth Canada which are beneficially owned by Old Genworth and by the direct or indirect subsidiaries of Old Genworth.

The foregoing descriptions of the Master Agreement and the Shareholder Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Master Agreement and Shareholder Agreement, which are filed as Exhibits 10.1 and 10.2, respectively, to Old Genworth’s Current Report on Form 8-K, filed on July 10, 2009. The descriptions of Amendment No. 1 to the Master Agreement and the Amending Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of Amendment No. 1 to the Master Agreement and the Amending Agreement, which are filed as Exhibits 10.2 and 10.3 hereto, respectively, and each of which is incorporated by reference herein.

Restated Tax Matters Agreement

Old Genworth is a party to the Restated Tax Matters Agreement (the “Restated Tax Matters Agreement”), dated as of February 1, 2006, by and among General Electric Company, General Electric Capital Corporation, GE Financial Assurance Holdings, Inc., GEI, Inc. and Old Genworth (the tax matters agreement originally was entered into in 2004 in connection with the initial public offering of Old Genworth’s Class A Common Stock and governs various tax related matters). Immediately following the consummation of the Merger, Genworth and Old Genworth entered into the Consent and Agreement to Become a Party to Restated Tax Matters Agreement, dated April 1, 2013, among Genworth, Old Genworth, General Electric Company, General Electric Capital Corporation, GE Financial Assurance Holdings, Inc. and GEI, Inc. (the “Consent and Agreement”), pursuant to which Genworth became a party to the Restated Tax Matters Agreement and assumed, jointly and severally with Old Genworth, all of Old Genworth’s rights, obligations, duties and responsibilities thereunder.

The foregoing description of the Restated Tax Matters Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Restated Tax Matters Agreement, which is filed as Exhibit 10.2 to Old Genworth’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006, filed on February 28, 2007. The description of the Consent and Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of Consent and Agreement, which is filed as Exhibit 10.4 hereto and is incorporated by reference herein.

Item 2.01. Completion of Acquisition or Disposition of Assets.

On April 1, 2013, immediately following the consummation of the Merger discussed above under Item 1.01, Old Genworth distributed to Genworth (as its sole stockholder), through a dividend (the “Distribution”), the 84.6% membership interest in one of its subsidiaries (Genworth Mortgage Holdings, LLC (“GMHL”)) that it held directly, and 100% of the shares of another of its subsidiaries (Genworth Mortgage Holdings, Inc. (“GMHI”)), that held the remaining 15.4% of outstanding membership interests of GMHL. At the time of the Distribution, GMHL and GMHI together owned (directly or indirectly) 100% of the shares or other equity interests of all of the subsidiaries that conducted Old Genworth’s U.S. mortgage insurance business. These subsidiaries also owned the subsidiaries that conducted Old Genworth’s European mortgage insurance business and 16.3% of Genworth Canada. As a result of the Distribution, Old Genworth’s beneficial ownership interest in Genworth Canada decreased from 57.5% to 41.2%. As a result, Old Genworth has now de-consolidated Genworth Canada for purposes of financial reporting at the Old Genworth level. Old Genworth now records its 41.2% ownership of Genworth Canada under the equity method of accounting. Following the Distribution, Genworth continues to hold 57.5% of Genworth Canada and therefore will report that interest on a fully consolidated basis as historically had been the case for Old Genworth.

The unaudited pro forma condensed consolidated balance sheet of Old Genworth as of December 31, 2012 and the unaudited pro forma condensed consolidated statement of income and unaudited pro forma condensed consolidated statement of comprehensive income of Old Genworth for the year ended December 31, 2012, and the notes thereto, are filed as Exhibit 99.1 hereto and incorporated by reference herein.

Item 3.03.	Material Modification to Rights of Security Holders.

The information related to the guarantee by Genworth of the payment obligations of Old Genworth in respect of the Senior Notes and the Subordinated Notes that is required by this item is included in Item 1.01 under the heading “Supplemental Indentures” and is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the Merger, on April 1, 2013, the Amended and Restated Certificate of Incorporation of Old Genworth was amended to change Old Genworth’s name to “Genworth Holdings, Inc.” and to add a provision, which is required by Section 251(g) of the DGCL, that provides that any act or transaction by or involving Old Genworth, other than the election or removal of directors, that requires for its adoption under the DGCL or its certificate of incorporation the approval of the stockholders of Old Genworth shall require the approval of the stockholders of Genworth. In addition, on April 1, 2013, the Amended and Restated Bylaws of Old Genworth were amended to be generally consistent with Old Genworth’s practice for bylaws of other wholly-owned subsidiaries.

The foregoing descriptions of the Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws of Old Genworth do not purport to be complete and are qualified in their entirety by reference to the full text of the Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws of Old Genworth, which are filed as Exhibits 3.1 and 3.2 hereto, respectively, and each of which is incorporated by reference herein.

Item 9.01.	Financial Statement and Exhibits.

(b)	Pro Forma Financial Information.

The unaudited pro forma condensed consolidated balance sheet of Old Genworth as of December 31, 2012 and the unaudited pro forma condensed consolidated statement of income and unaudited pro forma condensed consolidated statement of comprehensive income of Old Genworth for the year ended December 31, 2012, and the notes thereto, are filed as Exhibit 99.1 hereto and incorporated by reference herein.

(d)	Exhibits.

The following exhibits are filed as exhibits to this report:

Number	Description

2.1	Agreement and Plan of Merger, dated as of April 1, 2013, among Genworth Financial, Inc. (renamed Genworth Holdings, Inc.), Sub XLVI, Inc. (renamed Genworth Financial, Inc.) and Sub XLII, Inc.

3.1	Amended and Restated Certificate of Incorporation of Genworth Holdings, Inc., dated as of April 1, 2013

3.2	Amended and Restated Bylaws of Genworth Holdings, Inc., dated as of April 1, 2013

4.1	Supplemental Indenture No. 9, dated as of April 1, 2013, among Genworth Holdings, Inc., Genworth Financial, Inc. and The Bank of New York Mellon Trust Company, N.A., as Trustee, amending the Indenture, dated as of June 15, 2004, between Genworth Financial, Inc. (renamed Genworth Holdings, Inc.) and JPMorgan Chase Bank, N.A. (succeeded by The Bank of New York Mellon Trust Company, N.A.), as Trustee

4.2	Second Supplemental Indenture, dated as of April 1, 2013, among Genworth Holdings, Inc., Genworth Financial, Inc. and The Bank of New York Mellon Trust Company, N.A., as Trustee, amending the Indenture, dated as of November 14, 2006, between Genworth Financial, Inc. (renamed Genworth Holdings, Inc.) and The Bank of New York, N.A (renamed The Bank of New York Mellon Trust Company, N.A.), as Trustee

10.1	Assignment and Assumption Agreement, dated as of April 1, 2013, between Genworth Holdings, Inc. and Genworth Financial, Inc.

10.2	Amendment No. 1 to Master Agreement, dated April 1, 2013, among Genworth MI Canada Inc., Brookfield Life Assurance Company Limited, Genworth Financial, Inc. (renamed Genworth Holdings, Inc.), Genworth Financial Mortgage Insurance Company Canada and Sub XLVI, Inc. (renamed Genworth Financial, Inc.) relating to the Master Agreement, dated July 7, 2009, to which all the foregoing companies are parties except Sub XLVI, Inc.

10.3	Amending Agreement, dated April 1, 2013, among Genworth MI Canada Inc., Brookfield Life Assurance Company Limited, Genworth Financial, Inc. (renamed Genworth Holdings, Inc.), Genworth Mortgage Holdings, LLC, Genworth Mortgage Insurance Corporation, Genworth Mortgage Insurance Corporation of North Carolina, Genworth Financial International Holdings, Inc., Genworth Residential Mortgage Assurance Corporation and Sub XLVI, Inc. (renamed Genworth Financial, Inc.) relating to the Shareholder Agreement, dated July 7, 2009, to which all of the foregoing companies are parties except Sub XLVI, Inc.

10.4	Consent and Agreement to Become a Party to Restated Tax Matters Agreement, dated April 1, 2013, among Genworth Financial, Inc., Genworth Holdings, Inc., General Electric Company, General Electric Capital Corporation, GE Financial Assurance Holdings, Inc. and GEI, Inc.

99.1	Unaudited Pro Forma Condensed Consolidated Balance Sheet of Genworth Holdings, Inc. (formerly known as Genworth Financial, Inc.) as of December 31, 2012 and Unaudited Pro Forma Condensed Consolidated Statement of Income and Unaudited Pro Forma Condensed Consolidated Statement of Comprehensive Income of Genworth Holdings, Inc. for the year ended December 31, 2012, and the notes thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 5, 2013

GENWORTH HOLDINGS, INC.

By:	/s/ Leon E. Roday
Leon E. Roday
Senior Vice President, General Counsel and Secretary